THE MARKETOCRACY MEDICAL SPECIALISTS FUND

                      (A SERIES OF THE MARKETOCRACY FUNDS)

                                   PROSPECTUS

                                 MARCH 15, 2000
                           (AS REVISED JULY 14, 2000)


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Marketocracy Funds (the "Trust") currently offers one series of shares to investors, The Marketocracy Medical Specialists Fund (the "Fund"). The Fund is non-diversified and its investment objective is long-term growth of capital. Current income is not a consideration when selecting the Fund's investments.



                                TABLE OF CONTENTS

RISK/RETURN SUMMARY...........................................................2

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISK FACTORS........4

OPERATION OF THE FUND.........................................................6

HOW TO PURCHASE SHARES........................................................7

HOW TO REDEEM SHARES..........................................................8

SHAREHOLDER SERVICES..........................................................10

DIVIDENDS AND DISTRIBUTIONS...................................................10

TAXES.........................................................................11

CALCULATION OF SHARE PRICE....................................................11

FINANCIAL HIGHLIGHTS..........................................................12


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RISK/RETURN SUMMARY
--------------------------------------------------------------------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


The Marketocracy Medical Specialists Fund's investment objective is long-term growth of capital.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund seeks to achieve its objective by investing at least 65% of its assets in the medical/healthcare industry in common stock, of companies that the Investment Adviser considers to have a strong earnings growth outlook and potential for capital appreciation. The Investment Adviser defines the medical/healthcare industry to include cardiovascular medical devices, minimally invasive surgical tools, pharmaceuticals, generic drugs and managed care providers. The Fund may invest in the stocks of small, medium and large-sized companies.

WHAT ARE THE PRINCIPAL RISK FACTORS OF INVESTING IN THE FUND?

CONCENTRATION OF INVESTMENTS IN THE MEDICAL/HEALTHCARE INDUSTRY RISKS: The Fund will be subject to greater risk because of its concentration of investments in the medical/healthcare industry generally and within specific segments thereof. Some of the special risks include substantial investments in technological research and development that may or may not be successful, potentially rapid obsolescence of products or technology, dependence upon governmental policies regarding reimbursement of healthcare costs, above-average dependence upon proprietary rights such as patents, and above-average governmental regulation, including approval of products and services. Companies in some segments of the medical/healthcare industry may be subject to short product cycles and aggressive pricing which may increase their volatility. The value of investments in the medical/healthcare industry can and often does fluctuate dramatically and may expose you to greater than average financial and market risk. Additionally, companies in this industry are dependent upon consumer and business acceptance as new technologies evolve. Concentrating investments in a single issuer or a group of issuers makes the value of the Fund's shares more susceptible to adverse developments affecting a single issuer or industry than a more diversified fund.

STOCK MARKET RISKS: The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Fund or Investment Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

PORTFOLIO MANAGEMENT RISKS: The strategies used by the portfolio manager in selecting stocks for the Fund's portfolio may not always be successful. The stocks selected by the portfolio manager may decline in value or not increase in value when the stock market in general is rising.

SMALL AND MEDIUM-SIZED COMPANIES RISKS: Small and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

NON-DIVERSIFICATION RISKS: The Fund is a non-diversified fund. As such, the Fund has added risk because it may invest a greater percentage of assets in a more limited number of issuers compared to other mutual funds.

PERFORMANCE SUMMARY


As a newly-organized series of the Trust, the Fund has little operating history. However, the bar chart and table show performance information of the Firsthand Medical Specialists Fund, a former series of Firsthand Funds, that was reorganized into the Fund on March 15, 2000. The Firsthand Medical Specialist Fund was managed by the same Investment Adviser and portfolio manager as the Fund. The bar chart indicates the risks of investing in the Fund by showing the changes in its performance from year to year (on a calendar year basis). The table shows how the Firsthand Medical Specialists Fund's average annual returns for one-year and since inception compare to those of broad-based securities market indices. HOW THE FIRSTHAND MEDICAL SPECIALISTS FUND PERFORMED IN THE PAST IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

                            MEDICAL SPECIALISTS FUND
                        Return for the year ended 12/31

                                    1998 -4.55%
                                    1999 52.18%

           The return for the quarter ended June 30, 2000 was 8.73%.


-------------------- ----------- ------------
Best Quarter:        Q4 1998     +31.97%
-------------------- ----------- ------------
Worst Quarter:       Q2 1998     -19.74%
-------------------- ----------- ------------

     ------------------------------------- ------------ ------------------------
     AVERAGE ANNUAL TOTAL RETURNS (ended
     12/31/1999) One Year Since Inception*
     ------------------------------------- ------------ ------------------------
     THE MEDICAL SPECIALISTS FUND          52.13%             20.57%
     ------------------------------------- ------------ ------------------------
     Standard & Poor's 500 Index(1)        21.04%             24.01%
     ------------------------------------- ------------ ------------------------
     Russell 3000 Healthcare Index(2)      -7.96%             12.41%
     ------------------------------------- ------------ ------------------------
   * The Fund commenced the public offering of its shares on December 10, 1997, as The Firsthand Medical Specialists Fund, a series of Firsthand Funds.

(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.
(2) The Russell 3000 Healthcare Index is comprised of 255 healthcare stocks in the Russell 3000 (large and small-cap) Index.

EXPENSE INFORMATION

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------- ----------
Maximum sales charge (load) imposed on purchases           None(1)
Maximum sales charge (load) imposed on reinvested          None
dividends
Maximum deferred sales charge (load)                       None
Exchange fee                                               None
Redemption fee                                             None(2)
--------------------------------------------------------- ----------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------- ----------
Management Fees                                            1.50%
Distribution (12b-1) Fees                                  None
Other Expenses(3)                                          0.45%
Total Annual Fund Operating Expenses(4)                    1.95%
--------------------------------------------------------- ----------

(1) IRA Accounts are assessed a $12.50 annual fee and a $15 redemption fee.

(2) The Fund's transfer agent charges a wire redemption fee of $12.

(3)The percentage in "Other Expenses" is based on estimated amounts for the current fiscal year. The Investment Adviser receives an annual compensation of 0.45% of average daily net assets for Fund administration duties. From this compensation, the Investment Advisor pays all expenses of the Fund.

(4)Under the Investment Advisory and Management Agreement dated November 24, 1999, the Investment Adviser has contractually agreed that the Fund's total annual operating expenses will be 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. This arrangement is definite for two years until November 23, 2001 and will continue thereafter as long as the Fund's Board of Trustees annually renews the Investment Advisory and Management Agreement.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, your dividends and distributions have been reinvested, and that the Fund's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                             1 YEAR                 3 YEAR*
                             ------                 -------
                             $ 198                   $ 612

*The amount shown assumes that the Investment Advisory and Management Agreement is re-approved by the Fund's Board of Trustees after the initial 2-year period.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISK FACTORS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The investment objective of the Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its goal of long-term growth of capital, the Fund invests at least 65% of its assets in securities of companies in the medical/healthcare industry. At any point in time, however, the Fund may invest more than 25% of its assets in any one segment of the medical/healthcare industry.

The Investment Adviser considers the medical/healthcare industry to consist of companies primarily engaged in the design, manufacture or sale of products or services used for or in connection with medicine or healthcare. The Investment Adviser considers a company to be PRIMARILY ENGAGED in the medical or healthcare industry if over 50% of the company's actual or anticipated (1) products or services, or (2) assets, revenues or profits, are related to that industry.


The following list illustrates some of the types of medical/healthcare companies in which the Fund may invest:

o NON-BIOTECHNOLOGY PHARMACEUTICALS
o BIOTECHNOLOGY PHARMACEUTICALS
o GENERIC DRUGS
o MINIMALLY INVASIVE SURGICAL TOOLS
o CARDIOVASCULAR MEDICAL DEVICES
o MANAGED CARE PROVIDERS

The equity securities in which the Fund may invest include common stock, preferred stock, convertible preferred stock and warrants. The securities selected will typically be traded on a national securities exchange, the NASDAQ System or over-the-counter, and may include securities of both large (over $1 billion capitalized) companies as well as smaller (less than $1 billion capitalized) companies. Although certain of the Fund's investments may produce dividends, interest or other income, current income is not a consideration in selecting the Fund's investments.

The Investment Adviser selects securities for the Fund's portfolio by valuing a company and purchasing securities of the company when the Investment Adviser believes that the company's value exceeds the market price. The Investment Adviser values a company by focusing on the company's fundamental worth. A company's fundamental worth is the value of the basic businesses of the company, including products, technologies, customer relationships and other sustainable competitive advantages.

The Investment Adviser considers the following factors when analyzing fundamental worth of a company:

o assets and earning power;

o price-earnings ratios compared with sales;

o balance sheet strength; and

o a strong competitive position in market share, brand identification, technological exclusivity, product and service.

The Investment Adviser considers three factors when selling securities from the Fund's portfolio:

(1) Whether the performance of the security has achieved the Fund's objective of long term capital growth;

(2) Whether the Investment Adviser's outlook has changed about the security (e.g. anticipated changes in the company's market place do not result); and

(3) Whether the security is no longer attractive because it no longer meets the Fund's criteria for purchase or because of circumstances impacting the security's value (e.g. unexpected regulatory delays).

RISK FACTORS

CONCENTRATION OF INVESTMENTS IN THE MEDICAL/HEALTHCARE INDUSTRY RISKS

The Fund will invest primarily in companies within the medical/healthcare industry. The Fund will be subject to greater risk because of its concentration of investments in this a single industry. Some of the special risks include substantial investments in technological research and development that may or may not be successful, potentially rapid obsolescence of products or technology, dependence upon governmental policies regarding reimbursement of healthcare costs, above-average dependence upon proprietary rights such as patents, and above-average governmental regulation, including approval of products and services. Companies in some segments of the medical/healthcare industry may be subject to short product cycles and aggressive pricing which may increase their volatility. Investments in the medical/healthcare industry include the risk that the economic prospects, and the share prices, of companies in the medical/healthcare industry can fluctuate dramatically due to industry-specific changes or developments in the regulatory or competitive environments. Accordingly, investments by the Fund in companies in the medical/healthcare industry may expose investors to greater than average financial and market risk.

STOCK MARKET RISKS

The Fund invests primarily in equity securities (principally common stocks), which by definition entail risk of loss of capital. Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions and other factors beyond the control of the Fund or the Investment Adviser. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly. The Fund may invest up to 15% of its net assets in illiquid securities.

SMALL AND MEDIUM-SIZED COMPANIES RISKS

The Fund may, from time to time, invest a substantial portion of its assets in companies with small or medium-sized capitalization. Small or medium-sized capitalization companies often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small capitalization companies may be subject to wider price fluctuations than the fluctuations for larger capitalization companies. When making large sales of securities having small trading volumes, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

TEMPORARY DEFENSIVE MEASURES

For defensive purposes, the Fund may temporarily hold all or a portion of its assets in money market instruments. Such action may help the Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

PORTFOLIO TURNOVER RISKS

The Investment Adviser may engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a high turnover rate (100% or more). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund's performance.

OPERATION OF THE FUND
--------------------------------------------------------------------------------
THE FUND


The Fund commenced the public offering of its shares on December 10, 1997, as The Firsthand Medical Specialists Fund, a series of The Firsthand Funds, a Delaware business trust. On March 5, 2000, shareholders of the Firsthand Medical Specialists Fund approved reorganizing the fund into the Ingenuity Medical Specialists Fund (now called Marketocracy Medical Specialists Fund), a series of Marketocracy Funds. The reorganization was effective on March 15, 2000. The Firsthand Medical Specialists Fund was managed by the same portfolio manager and Investment Adviser of the Fund.


INVESTMENT ADVISER

The Trust retains Ingenuity Capital Management LLC (the "Investment Adviser"), to manage the investments of the Fund. The Investment Adviser is located at 26888 Almaden Court, Los Altos, California, 94022. Kendrick W. Kam is the President of the Investment Adviser and also serves as a Trustee of the Trust. The Investment Adviser has no other assets under management besides the Fund.

The Investment Adviser receives a management fee at the annual rate of 1.50% of its average daily net assets from the Fund. The Investment Advisory and Management Agreement requires the Investment Adviser to waive its management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

PORTFOLIO MANAGER


Kendrick W. Kam has served as portfolio manager of the Fund ever since its inception as a series of Firsthand Funds. From 1994 until 1999, prior to becoming President of the Investment Advisor, Mr. Kam served as a portfolio manager for the Firsthand Funds, which were all technology and medical related mutual funds. Prior to 1994, Mr. Kam was co-founder and Vice President of Marketing and Finance for Novoste Puerto Rico, Inc., a medical device company headquartered in Aguadilla, Puerto Rico. Mr. Kam has a Bachelor of Science Degree in Finance from Santa Clara University and a Masters of Business Administration in Marketing from Stanford University.


FUND ADMINISTRATION, TRANSFER AGENT, AND CUSTODY SERVICES

Ingenuity Capital Management LLC provides administrative services to the Fund. Firstar Mutual Fund Services, LLC provides transfer agent services to the Fund and is located in Milwaukee, Wisconsin. Firstar Bank, N.A., serves as custodian for the Fund.

DISTRIBUTOR

Rafferty Capital Markets, Inc. (the "Underwriter"), serves as principal underwriter for the Fund and as such, is the exclusive agent for the distribution of shares of the Fund.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
OPENING AN ACCOUNT - $10,000 MINIMUM

You may open an account directly through the Fund's Transfer Agent or through a brokerage firm or financial institution that has agreed to sell the Fund's shares. An account application is included with this prospectus.

Your initial investment in the Fund ordinarily must be at least $10,000. Lower minimums are available if you are purchasing shares of the Fund through certain brokerage firms. If you are investing for an IRA, the minimum initial investment is $2,000.

ADDITIONAL INVESTMENTS - $50 MINIMUM

You may purchase and add shares to your account through the Fund's Transfer Agent or through a brokerage firm or financial institution that has agreed to sell the Fund's shares. The minimum additional investment is $50. Each additional purchase request must contain the account name and number to permit proper crediting.

PURCHASING SHARES THROUGH YOUR BROKER

Any order placed with a brokerage firm is treated as if it were placed directly with the Trust. Your shares will be held in a pooled account in the broker's name, and the broker will maintain your individual ownership information. In addition, your brokerage firm may charge you a fee for handling your order. Your brokerage firm is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Trust's Prospectus. Purchase orders given to such agents must be received by the Transfer Agent prior to 4:00 p.m., Eastern time, on any business day to be confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of agents to transmit properly completed orders promptly. Agents may charge a fee (separately negotiated with their customer) for effecting purchase orders.

PURCHASING SHARES BY MAIL


You may also open an account and make an initial investment in the Fund by sending a check and a completed account application form to the addresses below. Checks should be made payable to "MARKETOCRACY FUNDS." Third party checks will not be accepted.

BY REGULAR MAIL                            BY OVERNIGHT MAIL
Marketocracy Funds                         Marketocracy Funds
Firstar Mutual Fund Services, LLC          Firstar Mutual Fund Services, LLC
P.O. Box 701                               615 East Michigan Street
Milwaukee, Wisconsin  53201-0701           Milwaukee, Wisconsin  53202


NOTE: THE FUND DOES NOT CONSIDER THE U.S. POSTAL SERVICE OR OTHER INDEPENDENT DELIVERY SERVICES TO BE ITS AGENTS. THEREFORE, DEPOSITS IN THE MAIL OR WITH SUCH SERVICES, OR RECEIPT AT FIRSTAR MUTUAL FUND SERVICES, LLC'S POST OFFICE BOX OF PURCHASE APPLICATIONS OR REDEMPTION REQUESTS DO NOT CONSTITUTE RECEIPT BY FIRSTAR MUTUAL FUND SERVICES, LLC OR THE FUND.

PURCHASING SHARES BY WIRE

Provided the Trust has received a completed account application form, you may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (Nationwide toll-free 1-888-884-8482) for instructions. You should be prepared to give the Fund name, the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank that will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not timely receive and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days prior notice to shareholders. You may use the following wire instructions:

       Firstar Bank, N.A.
       Milwaukee, WI  53202
       ABA #:  075000022
       Credit:  Firstar Mutual Fund Services, LLC
       Account #:  112-952-137
       Further Credit:Marketocracy Funds, The Marketocracy Medical Specialists Fund (name/title on the account & account #)

AUTOMATIC INVESTMENT PLAN

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon 30 days written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account, which would reduce your return from an investment in the Fund. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


WHEN PURCHASE ORDERS ARE RECEIVED

Shares of the Fund are sold on a continuous basis at the net asset value next determined after the Trust or an agent has received your purchase order. Purchase orders received by the Transfer Agent prior to 4:00 p.m., Eastern time, on any business day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day.

The Transfer Agent (or your broker) mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust reserves the right to limit the amount of investments and to refuse to sell to any person. If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------
You may redeem shares of the Fund on any day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire. If you would like your proceeds to go somewhere other than your home address or bank address of record, you may send a letter of instruction signed by all owners of the account. The letter will need to have all signatures guaranteed by an eligible guarantor institution.

REDEEMING BY TELEPHONE

You may redeem shares having a value of less than $50,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide toll-free 1-888-884-8482). The redemption proceeds will normally be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to all new accounts (except for IRAs). If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Transfer Agent and instruct them to remove this privilege from your account.

You may change the bank or brokerage account which you have designated at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous 30 days.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

REDEEMING BY MAIL

You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $50,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed. Written redemption requests may also direct that the proceeds be deposited directly in a domestic bank or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

REDEEMING THROUGH BROKER-DEALERS

You may also redeem shares of the Fund by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may charge you a fee for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to promptly transmit wire redemption orders.

ADDITIONAL REDEMPTION INFORMATION

If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application and you will be charged a $12 processing fee by the Fund's Transfer Agent. The Trust reserves the right, upon 30 days written notice, to change the processing fee. All charges will be deducted from your account by redeeming shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution by way of an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Trust reserves the right to require you to close your account, other than an IRA account, if at any time the value of your shares is less than $10,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax. Requests that do not indicate a preference will be subject to withholding.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
Contact the Transfer Agent (nationwide toll-free 1-888-884-8482) for additional information about the shareholder services described below.

RETIREMENT PLANS

You may purchase shares of the Fund for your individual retirement plans. Please call the Transfer Agent at the above number for the most current listing and appropriate disclosure documentation on how to open a retirement account.


SHAREHOLDER REPORTS AND CONFIRMATIONS

As a shareholder, you will be provided annual and semi-annual reports showing the Fund's portfolio investments and financial information. Account and tax statements will be mailed to you on an annual basis. You will also receive confirmations of your purchases and redemptions of Fund shares.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund expects to distribute substantially all of its net investment income and net realized gains, if any, at least annually. Unless you provide a written request to receive payments in cash, your dividends and distributions will automatically be reinvested in additional shares of the Fund. You may indicate on your application whether or not you wish to have your dividends distributed in cash payments. All distributions will be based on the net asset value in effect on the payable date.

If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value. All future distributions will automatically be reinvested in shares of the Fund. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
--------------------------------------------------------------------------------
The Fund intends to continue to qualify and to be treated as a "regulated investment company" under Subchapter M of the Code by annually distributing substantially all of its net investment company taxable income, net tax-exempt income and net capital gains in dividends to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax or excise tax on that part of its investment company taxable income and net realized short-term and long-term capital gains which it distributes to its shareholders in accordance with the Code's timing requirements.

Dividends and distributions paid to shareholders (whether received in cash or reinvested in additional shares) are generally subject to federal income tax and may be subject to state and local income tax. Dividends from net investment income and distributions from any excess of net realized short-term capital gains over net realized capital losses are taxable to shareholders (other than tax-exempt entities that have not borrowed to purchase or carry their shares of the Fund) as ordinary income.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

The Trust will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

CALCULATION OF SHARE PRICE
--------------------------------------------------------------------------------

The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business and may also be determined on any other day when there is a purchases or redemption of the shares of the Fund. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.

Portfolio securities are valued as follows: (1) securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
As a newly-organized series of the Trust, the Fund has no operating history. However, the financial highlights table below shows financial performance information of the Firsthand Medical Specialists Fund, a former series of Firsthand Funds, that was reorganized into the Fund on March 15, 2000. The Firsthand Medical Specialist Fund was managed by the same Investment Adviser and portfolio manager as the Fund. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that you would have earned or lost on an investment in the Firsthand Medical Specialists Fund (assuming you reinvested all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

----------------------------------------------- ---------- ---------- ----------
                                               Year         Year       Period
                                               Ended      ---------    Ended
                                               12/31/99     Ended    12/31/97(A)
                                                          12/31/98
----------------------------------------------- ---------- ---------- ----------
NET ASSET VALUE AT BEGINNING OF PERIOD           $9.66     $10.12      $10.00
----------------------------------------------- ---------- ---------- ----------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                 (0.06)     (0.10)       0.01
    Net realized and unrealized gains
    (losses) on investments                       5.05      (0.36)       0.11
----------------------------------------------- ---------- ---------- ----------
Total from investment operations                  4.99      (0.46)       0.12
----------------------------------------------- ---------- ---------- ----------

LESS DISTRIBUTIONS:
    Dividends from net investment income           --         --          --
    Distributions from net realized gains        (0.48)       --          --
----------------------------------------------- ---------- ---------- ----------
Total distributions                              (0.48)       --          --
----------------------------------------------- ---------- ---------- ----------

NET ASSET VALUE AT END OF PERIOD                 $14.17      $9.66      $10.12
----------------------------------------------- ---------- ---------- ----------
TOTAL RETURN                                     52.13%     (4.55%)    1.20%(B)
----------------------------------------------- ---------- ---------- ----------
Net assets at end of period (millions)            $16.6      $4.5        $2.4
----------------------------------------------- ---------- ---------- ----------
Ratio of expenses to average net assets           1.77%      1.95%     1.81%(C)
----------------------------------------------- ---------- ---------- ----------
Ratio of net investment income (loss) to
    average net assets                           (0.91%)    (1.33%)    1.75%(C)
----------------------------------------------- ---------- ---------- ----------
Portfolio turnover rate                            71%       160%         0%
----------------------------------------------- ---------- ---------- ----------
(A) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997.
(B)  Not Annualized.
(C)  Annualized.


MARKETOCRACY FUNDS                         UNDERWRITER
26888 Almaden Court                        Rafferty Capital Markets, Inc.
Los Altos, CA  94022                       1311 Mamaroneck Avenue
                                           White Plains, NY 10605

INVESTMENT ADVISER                         TRANSFER AGENT
Ingenuity Capital Management LLC           Firstar Mutual Fund Services, LLC
26888 Almaden Court                        615 East Michigan Street
Los Altos, CA  94022                       Milwaukee, WI  53202


Additional information about the Fund is included in the Statement of Additional Information ("SAI") dated March 15, 2000 (as revised July 14, 2000), which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during the last fiscal year.


To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make shareholder inquiries about the Fund, please call:

                                 1-888-884-8482

You may review and obtain copies of Fund information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of information may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

                                                   Investment Act No. 811-09445




                               MARKETOCRACY FUNDS

                    THE MARKETOCRACY MEDICAL SPECIALISTS FUND


                       STATEMENT OF ADDITIONAL INFORMATION
                                  March 15,2000


                           (as revised July 14, 2000)

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of Marketocracy Funds dated: March 15, 2000 (as revised July 14, 2000). A copy of the Prospectus can be obtained by writing the Trust at 26888 Almaden Court, Los Altos, CA 94022, or by calling the Trust toll-free at 1-888-884-8482.



                                TABLE OF CONTENTS


THE TRUST......................................................................3
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................................3
INVESTMENT RESTRICTIONS.......................................................10
TRUSTEES AND OFFICERS.........................................................11
INVESTMENT ADVISORY AND OTHER SERVICES........................................13
THE UNDERWRITER...............................................................14
SECURITIES TRANSACTIONS.......................................................14
PORTFOLIO TURNOVER............................................................15
PURCHASE, REDEMPTION AND PRICING OF SHARES....................................16
TAXES.........................................................................17
HISTORICAL PERFORMANCE INFORMATION............................................19
CUSTODIAN.....................................................................21
LEGAL COUNSEL AND AUDITORS....................................................21
FIRSTAR MUTUAL FUND SERVICES, LLC.............................................21
APPENDIX A....................................................................26


THE TRUST
--------------------------------------------------------------------------------


     Marketocracy Funds (the "Trust"), an open-end management investment company, was organized as a Delaware business trust on July 20, 1999. The Trust was organized under the name "Ingenuity Capital Trust," but on July 14, 2000 changed its name to "Marketocracy Funds." The Trust currently offers one series of shares to investors, The Marketocracy Medical Specialists Fund (the "Fund"). The Fund was originally organized under the Firsthand Funds, a Delaware business trust, as The Firsthand Medical Specialists Fund and commenced public offering of its shares on December 10, 1997. On March 5, 2000, shareholders of the Firsthand Medical Specialists Fund approved reorganizing the Fund into the Ingenuity Medical Specialists Fund (now called Marketocracy Medical Specialists
Fund), a series of Marketocracy Funds. The reorganization was effective on March 15, 2000. The Fund is a non-diversified series and has its own investment objective and policies. The Trust may start another series and offer shares of a new fund under the Trust at any time.


     Shares of the Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by Fund except in matters where a separate vote is required by the Investment Company Act of 1940 (the "1940 Act") or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interests in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
--------------------------------------------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objectives, Investment Strategies and Risk Considerations") appears below:

     MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of the Fund) means the lesser of (1) two-thirds or more of the outstanding shares of the Trust (or the Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the Fund).

     DEBT SECURITIES. The Fund may invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities or state or municipal government agencies that in the opinion of the Investment Adviser offer long-term capital appreciation possibilities because of the timing of such investments. The Fund intends that no more than 35% of its total assets will be comprised of such debt securities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will typically be realized. Accordingly, if the Fund invests in the debt obligations described above, such investments will generally be made when the Investment Adviser expects that prevailing interest rates will be falling, and will generally be sold when the Investment Adviser expects interest rates to rise.

     The Fund's investments in this area will consist solely of investment grade securities (rated BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service, Inc., or unrated securities determined by the Investment Adviser to be of comparable quality). While securities in these categories are generally accepted as being of investment grade, securities rated BBB or Baa have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. In the event a security's rating is reduced below the Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Investment Adviser's assessment of the most opportune time for sale.

      To the extent the Fund invests in bonds, it will be exposed to the risks of bond investing. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines and when interest rates decline, its market value rises. Also, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield. A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition. Because bond values fluctuate, the fund's share price fluctuates.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's policy with respect to illiquid investments unless, in the judgment of the Investment Adviser, such note is liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer's parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Issuers of commercial paper rated A (highest quality) by Standard & Poor's have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Investment Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     MONEY MARKET FUNDS. The Fund may under certain circumstances invest a portion of its assets in money market investment companies. The 1940 Act prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies in the aggregate, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. Investment in a money market investment company involves payment of such company's pro rata share of advisory and administrative fees charged by such company, in addition to those paid by the Fund.

     WARRANTS. The Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of the Fund's net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

      INITIAL PUBLIC OFFERINGS. The Fund may purchase shares in initial public offerings (IPOs). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs have added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

     FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by American Depository Receipts and listed on domestic securities exchange or traded in the United States on over-the-counter markets. Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     NON-DIVERSIFICATION OF INVESTMENTS. The Fund is operated as a "non-diversified" portfolio. As a non-diversified investment company, the Fund may be subject to greater risks than diversified companies because of the possible fluctuation in the values of securities of fewer issuers. However, at the close of each fiscal quarter at least 50% of the value of the Fund's total assets will be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than U.S. Government securities and securities of other regulated investment companies) of any one or more issuers which meet the following limitations: (a) the Fund will not invest more than 5% of its total assets in the securities of any such issuer and (b) the entire amount of the securities of such issuer owned by the Fund will not represent more than 10% of the outstanding voting securities of such issuer. Additionally, not more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer.

     WRITING COVERED CALL OPTIONS The Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

     The writing of covered call options is a conservative investment technique which the Investment Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

     WRITING COVERED PUT OPTIONS The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if they are considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

     The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

     OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Investment Adviser's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Investment Adviser's ability to select the proper time, type and duration of the options.

     By writing options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security or stock index above the exercise price except insofar as the premium represents such a profit. The Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security or stock index. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its then current market value. The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security or stock index increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security or stock index decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund. When writing put options the Fund will be required to segregate cash and/or liquid securities to meet its obligations. When writing call options the Fund will be required to own the underlying financial instrument or segregate with its Custodian cash and/or liquid securities to meet its obligations under written calls. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to achieve its investment objective may be impaired. The staff of the Securities and Exchange Commission has taken the position that over-the-counter options and the assets used as "cover" for over-the-counter options are illiquid securities.

     The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Fund's ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

     It is the present intention of the Adviser not to commit greater than 30% of the Fund's net assets to option strategies.

     BORROWING. The Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund may pledge its assets in connection with borrowings. While the Fund's borrowings exceed 5% of its total assets, it will not purchase additional portfolio securities.

     The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with their lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

     LOANS OF PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or U.S. Government obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of its portfolio securities to no more than 30% of its total assets.

     Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non negotiable fixed time deposits with maturates over seven days, over-the-counter options and certain restricted securities not determined by the Trustee to be liquid.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

     The Trust has adopted certain fundamental investment restrictions designed to reduce the risk of an investment in the Fund. These restrictions may not be changed with respect to the Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. The Fund may not:

1. Underwrite the securities of other issuers, except that the Fund may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

3. Purchase or sell commodities or commodity contracts, including futures contracts, except that the Fund may purchase and sell futures contracts to the extent authorized by the Board of Trustees.

4. Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of the Fund's total assets, and (ii) the entry into portfolio lending agreements (i.e., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets.

5. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

6. Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase portfolio securities.

7. Purchase or sell puts and calls on securities, except that the Fund may purchase and sell puts and calls on stocks and stock indices.

8. Make short sales of securities.

9. Participate on a joint or joint and several basis in any securities trading account.

10.Purchase the securities of any other investment company except in compliance with the 1940 Act.

11.Invest in the securities of any one industry, with the exception of securities of companies in the medical/healthcare industry and securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities, if as a result, more than 20% of the Fund's total assets would be invested in the securities of such industry. Except during temporary defensive periods, not less than 65% of the Fund's total assets will be invested in the securities of companies engaged in the health and biotechnology industries.

12.Issue senior securities except that the Fund may borrow money in amounts up to 25% of the value of its total assets.

     With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

     The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary and treasurer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years.


                                                                  PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS

NAME AND ADDRESS                   AGE     POSITION
---------------------------------- ------- ---------------------- ----------------------------------------------------
*Kendrick W. Kam                   38      Trustee, President     President, Ingenuity Capital Management LLC (July
26888 Almaden Court                        and Treasurer          1999 to Present); President, Interactive Research
Los Altos, CA  94022                                              Advisers, Inc. and co-portfolio manger (1993 to
                                                                  1999).
---------------------------------- ------- ---------------------- ----------------------------------------------------
William J. Scilacci                76      Trustee                Retired; President, Bank of Santa Clara
26888 Almaden Court                                               (1982-1993).
Los Altos, CA  94022
---------------------------------- ------- ---------------------- ----------------------------------------------------
Arthur L. Roth                     75      Trustee, Chairman of   Retired; Director and CEO, Levi Strauss & Co., a
26888 Almaden Court                        Board                  clothing manufacturer, (1949 to 1973); CEO,
Los Altos, CA  94022                                              PharmChem Laboratories, a national drug testing
                                                                  firm (1981 to 1987).
---------------------------------- ------- ---------------------- ----------------------------------------------------

Elaine E. Richards                 32      Secretary              Assistant Vice President and Legal Compliance
615 East Michigan Street                                          Administrator, Firstar Mutual Fund Services, LLC,
Milwaukee, WI  53202                                              June 1998 to present; Associate Attorney,

                                                                  Reinhart, Boerner, Van Deuren, Norris &
                                                                  Rieselbach, s.c., Milwaukee, Wisconsin, 1995 to
                                                                  1998.
---------------------------------- ------- ---------------------- ----------------------------------------------------


* Kendrick W. Kam, as an affiliated person of Ingenuity Capital Management LLC, the Fund's investment adviser, is an "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

COMPENSATION

      For their service as Trustees, the independent Trustees will receive a fee of $50 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The interested Trustees of the Trust receive no compensation for their service as Trustees. The table below details the estimated amount of compensation the Trustees may receive from the Trust for the next fiscal year. Presently, none of the executive officers receive compensation from the Trust. The aggregate compensation is provided for the Trust, which is comprised of eleven portfolios.


---------------------------- ----------------- ----------------------- ---------------------- ------------------------
NAME AND POSITION            ESTIMATED         PENSION OR RETIREMENT   ESTIMATED ANNUAL       ESTIMATED TOTAL
                             AGGREGATE         BENEFITS ACCRUED AS     BENEFITS UPON          COMPENSATION FROM
                             COMPENSATION      PART OF TRUST EXPENSES  RETIREMENT             TRUST AND FUND COMPLEX
                             FROM TRUST                                                       PAID TO TRUSTEES
---------------------------- ----------------- ----------------------- ---------------------- ------------------------
Kendrick W. Kam *                  None                 None                   None                    None
Arthur L. Roth                     $250                 None                   None                    $250
William J. Scilacci                $250                 None                   None                    $250
---------------------------- ----------------- ----------------------- ---------------------- ------------------------

*This trustee is deemed to be an interested person as defined in the 1940 Act.

MANAGEMENT OWNERSHIP

As of November 24, 1999, for organizational purposes only, the Trustees own 100% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------


     Ingenuity Capital Management LLC (the "Investment Adviser"), is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. Kendrick W. Kam is the President of the Investment Adviser and the only portfolio manager. Prior to forming the Investment Adviser and the Trust, Mr. Kam was President and co-founder of Interactive Research Advisers, Inc. Mr. Kam was also a portfolio manager of the mutual funds managed by Interactive Research Advisers, Inc. Mr. Kam is the sole shareholder of the Investment Adviser and there are no other affiliates to the Fund.


     Under the terms of the Investment Advisory and Management Agreement (the "Advisory Agreement") between the Trust and the Investment Adviser, the Investment Adviser (i) manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with the Fund's investment objective, (ii) provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Investment Adviser, (iii) provides the Custodian of the Fund's securities on each business day with a list of trades for that day, and (iv) provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust.

     Pursuant to the Advisory Agreement, the Fund pays to the Investment Adviser, on a monthly basis, an advisory fee at an annual rate of 1.50% of its average daily net assets. The Advisory Agreement requires the Investment Adviser to waive its management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

     By its terms, the Advisory Agreement remains in force from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Investment Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     The Board of Trustees of the Trust has approved an Administration Agreement with the Investment Adviser wherein the Investment Adviser is responsible for the provision of administrative and supervisory services to the Fund. The Investment Adviser, at its expense, shall supply the Trustees and the officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Investment Adviser. The Investment Adviser shall oversee the maintenance of all books and records with respect to the Fund's security transactions and the Fund's books of account in accordance with all applicable federal and state laws and regulations. The Investment Adviser will arrange for the preservation of the records required to be maintained by the 1940 Act.

     Pursuant to the Administration Agreement, the Fund will pay to the Investment Adviser, on a monthly basis, a fee equal to .45% per annum of its average daily net assets up to $200 million, .40% of such assets from $200 million to $500 million, .35% of such assets from $500 million to $1 billion, and .30% of such assets in excess of $1 billion.

     The Administration Agreement may be terminated by the Trust at any time, on 60 days' notice to the Investment Adviser, without penalty either (a) by vote of the Board of Trustees of the Trust, or (b) by vote of a majority of the outstanding voting securities of a Fund. It may be terminated at any time by the Investment Adviser on 60 days' written notice to the Trust.

THE UNDERWRITER
--------------------------------------------------------------------------------

      Rafferty Capital Markets, Inc. (the "Underwriter"), 1311 Mamaroneck Ave, White Plains, New York 10605, serves as principal underwriter for the Trust pursuant to an Underwriting Agreement. No affiliated persons of the Fund are affiliated persons of the Underwriter. Shares are sold on a continuous basis by the Underwriter. The Underwriter has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obliged to sell any particular amount of shares. The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Underwriter by vote cast in person at a meeting called for the purpose of voting on such approval.

     The Underwriting Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Underwriter, or by the Underwriter at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Underwriting Agreement will automatically terminate in the event of its assignment.

SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

     The Investment Adviser furnishes advice and recommendations with respect to the Fund's portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used in each specific transaction. In executing the Fund's portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as the overall net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction where a large block is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

     The Investment Adviser may direct the Fund's portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Investment Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing the Investment Adviser's other investment accounts.

     The Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the "third market" (i.e., otherwise than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Adviser will seek to deal with primary market makers and to execute transactions on the Fund's own behalf, except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions may be available elsewhere. The Fund does not allocate brokerage business in return for sales of the Fund's shares.

     Neither the Investment Adviser nor any affiliated person thereof will participate in commissions paid by the Fund to brokers or dealers or will receive any reciprocal business, directly or indirectly, as a result of such commissions.

     The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these policies.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

     If the Investment Adviser engages in active trading of its portfolio securities to achieve its investment goals, it could result in the Fund experiencing a high turnover rate (100% or more). High turnover rates lead to increase loss, could cause you to pay higher taxes and could negatively affect the Fund's performance.

PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

CALCULATION OF SHARE PRICE


     The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.


     In valuing the Fund's assets for the purpose of determining net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day. If no bid price is quoted on such exchange on such day, then the security is valued by such method as the Investment Adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market are valued at the last sale price, if available, otherwise at the most recent bid price. If no bid price is quoted on such day, then the security is valued by such method as the Investment Adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. All other assets of the Fund, including restricted securities and securities that are not readily marketable, are valued in such manner as the Investment Adviser under the supervision of the Board of Trustees in good faith deems appropriate to reflect their fair value.

PURCHASE OF SHARES

     Orders for shares received by the Trust in good order prior to the close of business on the New York Stock Exchange (the "Exchange") on each day during such periods that the Exchange is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the Exchange. Orders received in good order after the close of the Exchange, or on a day it is not open for trading, are priced at the close of such Exchange on the next day on which it is open for trading at the next determined net asset value per share.


      Good order means that your purchase request includes: (1) the name of the fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment status, (4) your check payable to "Marketocracy Funds."


REDEMPTION OF SHARES

     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven calendar days after a shareholder's redemption request made in accordance with the procedures set forth in the Prospectus, except for any period during which the Exchange is closed (other than customary weekend and holiday closing) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

     The Trust will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "How to Redeem Shares" section of the Prospectus.

REDEMPTION IN KIND

     Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Investment Adviser under supervision of the Board of Trustees and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust has filed an election with the Securities and Exchange Commission pursuant to which the Fund will effect a redemption in portfolio securities only if the particular shareholder of record is redeeming more than $250,000 or 1% of net assets, whichever is less, during any 90-day period. The Trust expects, however, that the amount of a redemption request would have to be significantly greater than $250,000 or 1% of net assets before a redemption wholly or partly in portfolio securities would be made.

TAXES
--------------------------------------------------------------------------------

     The Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividend, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to their business of investing in such stock, securities or currencies;
(b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets are invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Funds control and which are engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

     As regulated investment companies, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (any long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers available from the eight prior years), if any, that it distributes to shareholders. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (with adjustment) for the calendar year and (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the 12 month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. In order to avoid application of the excise tax, the Fund intends to make distributions in accordance with these distribution requirements.

     In view of the Fund's investment policies, it is expected that dividends received from domestic and certain foreign corporations will be part of the Fund's gross income. Distributions by the Fund of such dividends to corporate shareholders may be eligible for the "70% dividends received" deduction, subject to the holding period and debt-financing limitations of the Code. However, the portion of the Fund's gross income attributable to dividends received from qualifying corporations is largely dependent on its investment activities for a particular year and therefore cannot be predicted with certainty. In addition, for purposes of the dividends received deduction available to corporations, a capital gain dividend received from a regulated investment company is not treated as a dividend. Corporate shareholders should be aware that availability of the dividends received deduction is subject to certain restrictions. For example, the deduction is not available if Fund shares are deemed to have been held for less than 46 days (within the 90-day period that begins 45 days before the ex-dividend date and ends 45 days after the ex-dividend date) and is reduced to the extent such shares are treated as debt-financed under the Code. Dividends, including the portions thereof qualifying for the dividends received deduction, are includable in the tax base on which the federal alternative minimum tax is computed. Dividends of sufficient aggregate amount received during a prescribed period of time and qualifying for the dividends received deduction may be treated as "extraordinary dividends" under the Code, resulting in a reduction in a corporate shareholder's federal tax basis in its Fund shares.

     The Fund may invest as much as 15% of its net assets in securities of foreign companies and may therefore be liable for foreign withholding and other taxes, which will reduce the amount available for distribution to shareholders. Tax conventions between the United States and various other countries may reduce or eliminate such taxes. A foreign tax credit or deduction is generally allowed for foreign taxes paid or deemed to be paid. A regulated investment company may elect to have the foreign tax credit or deduction claimed by the shareholders rather than the company if certain requirements are met, including the requirement that more than 50% of the value of the company's total assets at the end of the taxable year consist of securities in foreign corporations. Because the Fund does not anticipate investment in securities of foreign corporations to this extent, the Fund will likely not be able to make this election and foreign tax credits will be allowed only to reduce the Fund's tax liability, if any.

     Under the Code, upon disposition of certain securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the securities and the date of disposition are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income.

     Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the amount of dividends or capital gains distributions which are expected to be or have been announced.

     Generally, the Code's rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, redemption or repurchase of shares of the Fund that are held by the shareholder as capital assets. However, if a shareholder sells shares of the Fund which he has held for less than six months and on which he has received distributions of capital gains, any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. Any loss realized on the sale of shares of the Fund will be disallowed by the "wash sale" rules to the extent the shares sold are replaced (including through the receipt of additional shares through reinvested dividends) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

     Provided that the Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if all of its income is distributed to shareholders for each taxable year. Shareholders, however, may be liable for state and local income taxes on distributions from the Fund.

     The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. The law has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

HISTORICAL PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     The Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns.

     For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

                                  P(1+T)N = ERV

Where:
P = a hypothetical initial payment of $1,000 T = average annual total return n = number of years (1, 5, or 10)

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year period, at the end of such period (or fractional portion thereof).

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of the Fund's existence or shorter periods dating from the commencement of the Fund's operations. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

     The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of a Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance of the Fund.

     To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare Fund performance:

     Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in any appropriate category published by Lipper Analytical Services, Inc. In addition, the Fund may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The Russell 2000 Index, representing approximately 11% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market). The NASDAQ Composite Index is an unmanaged index which averages the trading prices of more than 3,000 domestic over-the-counter companies. The Value Line Composite Index is an unmanaged index comprised of approximately 1,700 stocks, the purpose of which is to portray the pattern of common stock price movement.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

CUSTODIAN
--------------------------------------------------------------------------------

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, has been retained to act as Custodian for the Fund's investments. Firstar Bank, N.A. acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

LEGAL COUNSEL AND AUDITORS
--------------------------------------------------------------------------------

      The law offices of Roy W. Adams, Attorney At Law, 1024 Country Club Drive, Suite 135, Moraga, California, 94556, act as legal counsel for the Trust.

      The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Philadelphia, Pennsylvania, 19103, has been selected as independent auditors for the Trust.

FIRSTAR MUTUAL FUND SERVICES, LLC
--------------------------------------------------------------------------------

     Firstar Mutual Fund Services, LLC ("Firstar"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, is retained by the Investment Adviser to maintain the records of each shareholder's account, process purchases and redemptions of the Fund's shares and act as dividend and distribution disbursing agent. Firstar also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Firstar to perform its duties. For the performance of these services, the Investment Adviser (not the Fund) pays Firstar a fee for administrative services. In addition, the Investment Adviser reimburses Firstar for out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

     Firstar is an indirect wholly-owned subsidiary of Firstar Corporation principally engaged in the business of commercial banking.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                             INGENUITY CAPITAL TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                NOVEMBER 11, 1999

                                                         THE MEDICAL
                                                         SPECIALISTS

                                                             FUND

                                                     ---------------------
ASSETS:
         CASH                                                    $100,000
                                                     ---------------------
                  TOTAL ASSETS                                   $100,000

LIABILITIES:                                                           $0

NET ASSETS:

         NET ASSETS APPLICABLE TO 10,000
         ISSUED AND OUTSTANDING SHARES,
         RESPECTIVELY, WITH NO PAR VALUE;
         UNLIMITED SHARES AUTHORIZED.                            $100,000
                                                     =====================

NET ASSET VALUE:

         NET ASSETS; REDEMPTION PRICE
         AND MINIMUM OFFERING PRICE PER
         SHARE (NET ASSETS/SHARES OUTSTANDING)                     $10.00
                                                     =====================

SEE NOTES TO FINANCIAL STATEMENTS


                             INGENUITY CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENT
                                NOVEMBER 11, 1999

1. Organization

   Ingenuity Capital Trust ( the "Trust") is organized as a Delaware business trust. The Trust has registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Trust currently offers one series of shares to investors, The Medical Specialists Fund ( the "Fund"). The Trust may start another series and offer shares of a new fund under the Trust at any time.

2. Significant Accounting Policies

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statement. These policies are in conformity with generally accepted accounting principles ("GAAP").

a. Investment Valuation

   Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ and falls within the latest bid and asked quotations is valued at that price. All other securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Securities that are traded in both the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities for which quotations are not readily available will be valued at their fair market value as determined by the Board of Trustees.

b. Organization Costs

   The Adviser has absorbed all costs incurred by the Fund in connection with its organization and public offering of shares. The Fund will not be required to reimburse the Adviser for these organization costs.

c. Federal Income and Excise Taxes

   The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of taxable income to its shareholders.

d. Distributions to Shareholders

   The Funds will distribute any net investment income and any net realized long or short-term capital gains at least annually.
   Distributions to shareholders are recorded on the ex-dividend date. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements, which may differ from generally accepted accounting principles.

e. Expenses

   A shareholder may pay both transaction and operating fees and expenses when buying and holding shares of the Funds. Shareholder transaction expenses are fees paid directly from an investment in the Funds. Annual fund operating expenses are expenses that are deducted from Fund assets, such as advisory fees.

f. Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

3. Investment Adviser

   The Trust has an Investment Advisory Agreement with the Adviser, to furnish investment advisory services to the Funds. The Trust retains Ingenuity Capital Management, LLC ( the "Adviser") to manage the investments of the Fund. For the services provided by the Adviser under the Advisory Agreement, the Adviser receives from the Fund a management fee, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund's average daily net assets. The Advisory Agreement requires the Adviser to waive its management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

4. Capital Stock

         The Company is authorized to issue an unlimited amount of shares with no par value.

5. The Underwriter

   Rafferty Capital Markets, Inc. ( the "Underwriter"), serves as principal underwriter for the Trust pursuant to an Underwriting Agreement. Shares are sold on a continuous basis by the Underwriter. The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect from year to year, subject to annual approval by (a) the Board of Trustees or a vote of majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Underwriter by vote cast in person at a meeting called for the purposes of voting on such approval.

6. Reorganization

   A proposed reorganization of shares from Firsthand Medical Specialists Fund to Ingenuity Trust Medical Specialists Fund will create a tax-free reorganization of shares on the conversion date. The Medical Specialists Fund of the Ingenuity Capital Trust will declare a reverse stock split of the orginal 10,000 shares in the Trust to equal the NAV per share of the Fund on that conversion date. The seed capital of 10,000 shares will be offered 1 current valued share for each original share of $10. For example, if the NAV of the Fund is $12.50 on the conversion date, the seed capital will be transferred to current shares of 8,000 valued at $100,000.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDER OF
THE MEDICAL SPECIALISTS FUND
    AND THE BOARD OF TRUSTEES OF
    INGENUITY CAPITAL TRUST
SAN JOSE, CALIFORNIA

We have audited the accompanying statement of assets and liabilities of The Medical Specialists Fund, (a series of Ingenuity Capital Trust). This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of The Medical Specialists Fund as of November 11, 1999, in conformity with generally accepted accounting principles.

                                                           TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
NOVEMBER 12, 1999

APPENDIX A
--------------------------------------------------------------------------------

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

     THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR CORPORATE BONDS IN WHICH THE FUNDS MAY INVEST ARE AS FOLLOWS:

     MOODY'S

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     STANDARD & POOR'S

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR PREFERRED STOCKS IN WHICH THE FUNDS MAY INVEST ARE AS FOLLOWS:

     MOODY'S

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     STANDARD & POOR'S

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.